UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2009

Universal Services Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-13039	62-1133652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 1355, Englewood Cliffs, New Jersey	11580
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-794-9111

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Universal Services Group, Inc. (“the Company”) appointed MHM Mahoney Cohen CPAs as the Company’s new auditor as approved by the Audit Committee of the Board of Directors on January 2, 2009. The Company was notified that the shareholders of Mahoney Cohen & Company, CPA, P.C. (“MC”), became shareholders of Mayer Hoffman McCann P.C pursuant to an asset purchase agreement.  The New York practice of Mayer Hoffman McCann P.C. now operates under the name MHM Mahoney Cohen CPAs,

During the Company’s two most recent fiscal years ended November 1, 2007 and 2006 and through the date of this Current Report on Form 8-K, the Company did not consult with MHM Mahoney Cohen CPAs regarding any of the matters or reportable events set forth in Item 304 (a)(2) (i) and (ii) of Regulation S-K.

The audit report of MC on the  financial statements of the Company as of November 1, 2007 and for the years ended November 1, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of MC on the financial statements of the Company as of and for the year ended November 1, 2007 included an emphasis paragraph relating to an uncertainty as to the Company’s ability to continue as a going concern.

In connection with the audit of the Company’s balance sheet as of November 1, 2007 and the related statements of operations, stockholders’ deficit and cash flows for the years ended November 1, 2007 and 2006 through the date of this Current Report on Form 8-K, there were (i.) no disagreements between the Company and MC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MC, would have caused MC to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years or for any reporting period since the Company’s last fiscal year end and (ii) no reportable events within the meaning set forth in Item 304 (a)(1)(v) of Regulation S-K.

The Company has provided MC a copy of the disclosures in the Form 8-K and has requested that MC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not MC agrees with the Company’s statements in this Item 4.01.  A copy of the letter dated January 6, 2009 furnished by MC in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(c)  Exhibits

The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description
16.1	Letter correspondence dated as of January 6, 2009 from Mahoney Cohen & Company, CPA, P.C. to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Services Group, Inc.

Date: January 6, 2009	By:	/s/ Colin Halpern
Colin Halpern
Chief Executive Officer